EXHIBIT 10.3

                               AMENDMENT NO. 4 TO
                              EMPLOYMENT AGREEMENT

DATE: February 11, 2005

PARTIES AND ADDRESSES:

         CorVu Corporation
         3400 West 66th Street, Suite 445
         Edina, MN  55435                                        (the "Company")

         Justin MacIntosh
         42 Binalong Avenue
         Allambie Heights, NSW, 2100, Australia                    ("Executive")

RECITALS:

      A. The Company is a Minnesota corporation engaged principally in the business of developing, manufacturing and selling business software programs.

      B. Executive is currently employed as the Company's Chairman, President and Chief Executive Officer pursuant to an employment agreement effective as of July 1, 1999, as amended effective as of January 1, 2001, February 28, 2003 and December 18, 2003 (the "Agreement").

      C. In consideration of the Company's business performance and to provide further incentives to Executive, the Company and Executive desire to amend the compensation provisions of the Agreement.

AGREEMENTS:

      In consideration of the mutual promises and undertakings set forth herein, the Company and Executive agree as follows:

1. The following Section 2.3 "Deferral of Compensation" is hereby added to the Agreement:

      "2.3 Deferral of Compensation. The Company and Executive agree that any annual compensation payable to Executive by the Company and/or the Company's subsidiaries for services provided by Executive to the Company and its subsidiaries in excess of an aggregate amount of $250,000 shall be deferred until such time as the Company achieves, on a consolidated basis, two (2) consecutive quarters of revenues in excess of $4,000,000 and positive EBITDA."

2. The parties agree that this Amendment No. 4to Employment Agreement shall be effective immediately.

3. Except as amended herein, the Agreement shall remain in full force and effect.

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Employment Agreement.

CORVU CORPORATION

By:      /s/ David C. Carlson            /s/ Justin M. MacIntosh
    ----------------------------------   ---------------------------------------
      David C. Carlson                   Justin M. MacIntosh
      Its:  Chief Financial Officer


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